UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-8549

                              Oak Associates Funds
               (Exact name of registrant as specified in charter)
                                    --------


                         3875 Embassy Parkway, Suite 250
                              Akron, OH 44333-8334

               (Address of principal executive offices) (Zip code)

                              Oak Associates Funds
                                 P.O. Box 219441
                           Kansas City, MO 64121-9441

                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-462-5386

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

Item 1.    Reports to Stockholders.

                                                                   Annual Report

                                                                October 31, 2004
In This Report
---------------

o ROCK OAK CORE GROWTH
   o Opens December 31, 2004

o DR. ED YARDENI, CHIEF INVESTMENT STRATEGIST
   o On his outlook for the coming year



[LOGO OMITTED]

                               To Our Shareholders

Dear Fellow Shareholder:

We are pleased to present the Oak Associates Funds 2004 Annual Report, which includes fund commentaries and information on the holdings of each Fund for the fiscal year ended October 31, 2004. We encourage you to read the report to help you stay informed about your mutual fund investment.

Over the past year, Dr. Ed Yardeni joined our firm as Chief Investment Strategist. At the end of 2004, we look forward to the launch of our new fund, Rock Oak Core Growth.

The stock market has been relatively lackluster over the past fiscal year. Many people believed the high price of oil was holding the market back. There was a small group of optimists, including us, focusing on the prospect that the price of oil might go down. As the price of oil went up in the last few months, it operated as a tax on consumers and, consequently, they had less money in their pockets to spend every week after filling up the gas tank. Now on the way down, we may see a "tax cut" effect where the consumer has more cash in his pocket every week, just at the right time for the holiday season.

The economy seems to be running at just about the right speed -- which means nobody is happy. The naysayers who were predicting a drift into a recession, primarily caused by the high price of oil, are seeing that scenario deteriorate. On the other hand, the optimists such as us, have watched the market turn flat for most of the year in the face of strong corporate profits, strong corporate cash flow, strong balance sheet improvement and continuing low inflation and low interest rates.

Our Chief Investment Officer, Jim Oelschlager, and Chief Investment Strategist, Dr. Ed Yardeni have both commented frequently on how `04 looks like `94 and are hoping that `05 will look like `95. In 1994 the economy was rather lackluster and the Fed started to raise interest rates. In 1995, the stock market took off. The S&P reached a gain of almost 40% for the year, and Oak did considerably better. We may have a very nice `05, particularly given the fact that with the sharp rise in earnings last year and the relatively flat market, valuations have dropped to quite low levels -- particularly for the growth stocks which are now selling at market multiples and near the level of value stocks. We believe that this spread will open, as it always has, between value and growth, and that we will be in the right spots to well enjoy the market rally on a relative basis.

Sincerely,
Oak Associates Funds

                                TABLE OF CONTENTS

Looking Ahead to 2005 ..................2

Fund Profiles ..........................4

Financial Highlights ................. 18

Statements of Net Assets ............. 20

Statements of Operations ............. 30

Statements of Changes
in Net Assets ........................ 32

Notes to Financial Statements ........ 34

Report of Independent Registered
Public Accounting Firm ............... 39

Trustees and Officers
of the Trust ......................... 40

Disclosure of Fund Expenses .......... 43

                             A NEW OAK FUND OFFERING

                            ROCK OAK CORE GROWTH FUND
                             opens December 31, 2004

                        PUTTING MARKET STRATEGY TO WORK

o Demographic, Productivity and Globalization trends are providing tomorrow's growth opportunities.

o ROCK OAK CORE GROWTH will invest in innovative companies that seek to capitalize on these dominant growth themes.

o A more diversified Oak Fund -- up to 50 portfolio holdings


Rock Oak Core Growth Fund will invest primarily in equity securities of large capitalization companies and will generally hold between 35 and 50 common stocks.

                           A SEASONED INVESTMENT TEAM

JIM OELSCHLAGER
o Chief Investment Officer
o Founded Oak Associates,
  ltd. in 1985
o Managed Firestone Pension 1969-1985

ED YARDENI, PHD
o Chief Investment Strategist
o Former Chief Investment Strategist for Prudential Equity Group &
  Deutsche Bank

ROBERT STIMPSON, CFA
o Portfolio Manager
o Oak Associates Research Analyst since 2001



               TO LEARN MORE OR INVEST TODAY, VISIT OAKFUNDS.COM.

Mutual fund investing involves risk, including loss of principal. The Rock Oak Core Growth Fund is distributed by SEI Investments Distribution Co., which is not affiliated with Oak Associates, ltd. or any other affiliate.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund's prospectus, which may be obtained by calling 1-888-462-5386 or by visiting our website at www.oakfunds.com. Please read the prospectus carefully before investing.

Looking Ahead to 2005

Dr. Edward Yardeni
Chief Investment Strategist
Oak Associates ltd.

Like Jim Oelschlager, I am an optimist. Looking ahead to 2005, I believe the stock markets will rise by the end of the year, inflation and interest rates will remain low, company earnings will grow and global prosperity will continue. While I think Materials, Energy, and Industrials will continue to perform well as they did in 2004, I expect that the bull market of 2005 will be broader, with more sectors participating, especially Technology and selected Consumer Discretionary, Finance, and Health Care companies.

Lower energy prices should provide a nice boost to the economy and corporate earnings in the new year. A weak U.S. dollar will help as well. One big negative is that a major tax incentive to buy capital equipment will expire at the end of this year. However, capital spending tends to be driven by corporate cash flow, which is likely to remain very strong in 2005. Furthermore, in mid-October Congress passed the Homeland Investment Act, which lowered the 2005 tax rate on repatriated earnings to 5.25% from 35%. The one-year break will allow hundreds of billions of dollars in overseas profit to be brought home by dozens of U.S. companies at the steeply reduced tax rate. By some estimates, U.S. companies have parked as much as $500 billion in profits abroad to avoid taxes back home.

Given that the stock market's P/E of 16 is well below the bond market's P/E of 23, i.e., the reciprocal of the yield, I believe that the stock market's valuation multiple should rise next year. The market's multiple should also rise because the prospects for global prosperity are improving significantly. The proliferating of free-market capitalism is working exactly as predicted by Adam Smith in The Wealth of Nations (1776). It is creating more wealth for more people around the world than ever before:

1) China's economy continues to grow rapidly. The country is developing like the United States during the 1800s but much faster. The economy is expanding westward, raising the standard of living of more and more Chinese. Indeed, there are already reports of labor shortages in the East as fewer workers are migrating from the West. China recently made a glaring exception to its policy of dampening investment growth by approving the construction of three huge steel mills, which are expected to free the country from its dependence on imports in about three years. China recently signed a free-trade accord with Southeast Asian nations that calls for zero tariffs on a wide range of agricultural and manufactured goods by 2010.

2) India is also booming, with stock prices recently rising to record highs. India's equity market is up 38% since May 17, 2004, when traders sold heavily on fears that the new coalition would be incapacitated by its reliance on the support of Communist parties. Corporate prof-

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


   its growth is above 20% in many sectors, and the valuation multiple is still below 16.

3) Latin Americans are benefiting from high industrial commodity prices and strong overseas demand for agricultural products. Since 1999, Brazil's exports, of which about 40% are commodities, have doubled. More than half of Argentina's and Peru's exports are also commodities. Mexico and Venezuela are benefiting from high oil prices.

4) In the Middle East, oil exporters are enjoying huge windfalls from higher oil prices. Egypt is benefiting from new policies aimed at liberalizing the economy. Jordan is aggressively pursuing privatization plans, hoping to raise as much as $600 million in the coming year and to attract foreign investors. Even Pakistan is beginning to develop a middle class.

Europe and Japan are lagging because domestic demand remains lackluster and their strong currencies are depressing their exports. They may continue to lag in 2005. Their populations are aging rapidly. In Europe, they have mostly failed to restructure their labor markets to become more competitive in world markets. However, the United States should continue to grow real GDP at the trend growth rate of 3%, or greater if productivity growth remains strong, as I expect.

The most critical element of any bullish outlook on the stock market is my very benign outlook for inflation. I predict that inflation, as measured by the Consumer Price Index, will be around 2% next year. Indeed, I see this rate holding quite steady at 2% over the rest of the decade. If inflation remains subdued, as I expect, then interest rates aren't likely to rise much higher in 2005. The folks at the Fed are aiming to raise the federal funds rate above the inflation rate. Their favorite measure is the rate for the core personal consumption deflator, which is up 1.5% over the past four quarters. I reckon they'll be satisfied with 3% by mid-year. That is the federal funds level from which the Fed started to tighten in early 1994!

If inflation rises significantly next year, I will be wrong about the market. But I continue to believe that the end of the Cold War at the start of the previous decade, and China's admission to the World Trade Organization at the beginning of the current decade, unleashed globalization. National markets around the world have become more globally integrated as free trade has proliferated. Free trade has resulted in more global competition, which is keeping a lid on inflation. Capitalism continues to gain market share worldwide because it is the economic system that best creates the most prosperity for the most people.

                                        3
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

White Oak Growth Stock Fund

OCTOBER 31, 2004

WHITE OAK GROWTH STOCK FUND
The Fund invests primarily in common stocks of large capitalization companies (in excess of $5 billion) that are key performers within growing industries.

White Oak Growth Stock Fund ("White Oak") declined 7.75% for the year while the comparative index, the S&P 500, gained 9.42%, and the Lipper Large-Cap Growth Average returned 2.67%. Since its inception, White Oak has returned 10.02% on an annualized basis, compared to 10.43% for the S&P 500 and 8.79% for the Lipper Large-Cap Growth Average.

A long term investment strategy can lead to missing out on short-term gains. Over the past year, White Oak underperformed the S&P 500 Index due to lack of investment in two sectors that accounted for most of the broader market averages' gains. Specifically, energy and material stocks propelled diversified indices as these groups benefited from the re-inflation of basic materials and resulting pricing power. Despite this strength, commodity-related industries do not satisfy our strict investment discipline and we believe their cyclical nature will not equate to long-term investment performance. We continue to pursue investments that focus on enhancing productivity and innovation to produce shareholder returns above the market averages over the long-run.

The sectors that White Oak is invested in also struggled over the year as external factors weighed on the market. Health care stocks were mixed during the year: pharmaceutical holdings struggled under concerns over the outcome of the presidential election, while medical technology leader Medtronic (MDT) performed strongly. Financial stocks lagged due to the rising interest rate tightening cycle at the hands of the Federal Reserve. We view these external factors as temporary and continue to believe these sectors present excellent long-term growth prospects. Charles Schwab (SCH) was a poor performer during the year, as the discount broker suffered from the weakness in US equity markets. We remain confident in Schwab's prospects and were encouraged by the return of founder

Charles Schwab as CEO, who is determined to right the ship and exit non-core business units.

Internet auctioneer, eBay (EBAY) was White Oak's strongest performer, due to growth in e-commerce and the addition of value-added services, such as PayPal and Buy-It-Now. Future growth prospects are strong, given the company's aggressive global strategy. Networking company, Juniper Networks (JNPR), also performed well as capital spending from the telecommunications sectors finally recovered following the internet bubble of 2000.

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

Technology remains the largest area of exposure for the Fund. Despite strong earnings growth year-over-year, technology stocks could not escape the threat from oil prices. Higher energy prices have historically been a headwind for technology stocks and this year was no exception. The potential for higher inflation and the drag on the economy compress valuations for growth stocks, thus hampering their performance. That said, as this report is written, the headwind of oil prices seems to be shifting and we believe that strong fundamentals will again support higher prices in the technology sector moving forward.

Complete portfolio subsector and holdings information can be found in the Statement of Net Assets beginning on page 20.


                                       5
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

PERFORMANCE UPDATE ALL                        DATA BELOW AS OF OCTOBER 31, 2004.

                                                         Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                                    1 Year Return  3 Year Return  5 Year Return  10 Year Return   Inception to Date
---------------------------------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund             (7.75)%       (3.12)%        (9.96)%         10.35%            10.02%*
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                            9.42%         3.92%         (2.22)%         11.01%            10.43%**
---------------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Average          2.67%        (0.12)%        (6.49)%          7.31%            8.79%**
---------------------------------------------------------------------------------------------------------------------------

 * The inception date of the White Oak Growth Stock Fund was 8/3/92. ** Since 7/31/92





----------------------------
FUND DATA
----------------------------
Ticker Symbol       WOGSX
Share Price        $31.41
Total Net Assets    $1.6B
Portfolio Turnover  15.83%
2004 Capital Gain
   Distribution      None

       TOP 10 HOLDINGS

 1. Cisco Systems      9.21%
 2. eBay               7.80%
 3. Juniper Networks   7.34%
 4. Applied Materials  6.52%
 5. MBNA               6.52%
 6. EMC Corp           6.37%
 7. Medtronic          6.34%
 8. Citigroup          4.98%
 9. Charles Schwab     4.97%
10. Linear Technology  4.95%

                 SECTOR WEIGHTING AS A PERCENTAGE OF INVESTMENTS

                 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                  Short-Term Business Credit Institutions 6.5%
                      Services - Prepackaged Software 4.5%
                     Semiconductors & Related Devices 14.5%
                      Semiconductor Capital Equipment 6.5%
              Security Brokers, Dealers & Flotation Companies 9.4%
                        Pharmaceutical Preparations 7.5%
                     Motor Vehicle Parts & Accessories 0.3%
                            Electronic Computers 4.8%
               Electromedical & Electrotherapeutic Apparatus 6.3%
                           E-Commerce - Services 7.8%
                                Data Storage 6.5%
                     Computer Communications Equipment 16.5%
                              Commercial Banks 5.0%
                            Repurchase Agreement 3.9%


   Comparison of Change in the Value of a $10,000 Investment in the White Oak
      Growth Stock Fund, versus the S&P 500 Composite Index and the Lipper
                            Large-Cap Growth Average


                 [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Investment Date     White Oak Growth Stock Fund   S&P 500 Composite Index   Lipper Large-Cap Growth Average
 10/31/94                   10000                         10000                       10000
 10/31/95                   15207                         12644                       12540
 10/31/96                   18451                         15691                       14924
 10/31/97                   24809                         20730                       19071
 10/31/98                   28897                         25288                       22336
 10/31/99                   45230                         31780                       30650
10/31/2000                  65407                         33715                       35413
10/31/2001                  29440                         25320                       22232
10/31/2002                  19792                         21494                       18241
10/31/2003                  29023                         25965                       21636
10/31/2004                  26774                         28411                       22214

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower. See Note 5 in the Notes to Financial Statements for additional information on fee waivers.

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

Pin Oak Aggressive Stock Fund

OCTOBER 31, 2004

PIN OAK AGGRESSIVE STOCK FUND
The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion) that are key performers within growing industries.

Pin Oak Aggressive Stock Fund ("Pin Oak") declined 0.58% for the year, while the comparative index, the S&P MidCap 400 gained 11.04% and the Lipper Multi-Cap Growth Average returned 4.69%. Since its inception and on an annualized basis, Pin Oak has returned 5.71%, versus 7.70% for the S&P MidCap 400 Index and 5.71% for the Lipper Multi-Cap Growth Average.

This was a disappointing year for the Fund, as performance lagged the S&P MidCap 400 Index and its peers, following a very strong 2003. Underperformance was partially a result of our decision not to invest in the Energy and Materials sectors, both of which have done well over the last year.

Strong performers over the past year included online auctioneer eBay (EBAY), which has been a beneficiary of the increasing trend toward e-commerce. A return to online advertising has helped market-leader Yahoo! (YHOO) perform well in this Fund over the past year. Another strong performer in Pin Oak was Cognizant Technology Solutions (CTSH), whose growth is driven by the trend toward IT outsourcing.

While some technology holdings helped performance, others hurt performance. The semiconductor subsector was particularly weak over the year. Communications semiconductor provider PMC-Sierra (PMCS) and semiconductor equipment manufacturer, Applied Materials (AMAT) were both poor performers due to an inventory correction in the semiconductor industry. We continue to like this sector as a long-term investment, given that we foresee fundamentals improving:
We believe there will be a return of end-demand for chips, along with inventory work-downs through system, which will provide support for higher prices in the sector moving forward.

Over the course of the last year, we added three new companies to this Fund:
Tiffany (TIF), Symbol Technologies (SBL), and Avid Technology (AVID). Tiffany is a high quality franchise, selling in the luxury goods market. As the economy continues to recover, Tiffany should benefit from increasing demand in the affluent consumer market. Symbol Technologies is an innovative company involved in bar code scanning, wireless handheld, and wireless LAN markets. Symbol has made investment in Radio Frequency Identification (RFID) technology, which is in its early stages of growth. Avid Technology makes products that are used by movie studios, broadcasters, and newsrooms in creating, editing, and storing of video and audio content, and will benefit as these industries move from analog to digital content.

Complete portfolio subsector and holdings information can be found in the Statement of Net Assets beginning on page 22.

                                       7
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

PERFORMANCE UPDATE                        ALL DATA BELOW AS OF OCTOBER 31, 2004.

                                                          Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------
                                1 Year Return   3 Year Return   5 Year Return   10 Year Return   Inception to Date
---------------------------------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund      (0.58)%         (4.17)%          (13.97)%        5.45%            5.71%*
---------------------------------------------------------------------------------------------------------------------
S&P 400 MidCap Index               11.04%          11.39%             9.76%        14.53%            7.70%**
---------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Growth Average     4.69%           2.77%            (4.88)%        9.22%            5.71%**
---------------------------------------------------------------------------------------------------------------------

 *The inception date of the Pin Oak Aggressive Stock Fund was 8/3/92. **Since 7/31/92

---------------------------
FUND DATA
---------------------------
Ticker Symbol         POGSX
Share Price          $19.02
Total Net Assets      $191M
Portfolio Turnover   21.10%
2004 Capital Gain
  Distribution         None

             TOP 10 HOLDINGS

 1. Cognizant Technology Solutions 10.12%
 2. Cisco Systems                   9.49%
 3. eBay                            8.82%
 4. Yahoo!                          6.35%
 5. Juniper Networks                6.08%
 6. Avid Technology                 5.29%
 7. MBNA                            5.11%
 8. Charles Schwab                  4.94%
 9. Maxim Integrated
     Products                       4.79%
10. Xilinx                          4.63%

                 SECTOR WEIGHTING AS A PERCENTAGE OF INVESTMENTS

                 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

                  Short-Term Business Credit Institutions 5.1%
                           Services - Allied to Motion
                             Picture Production 5.3%
                      Semiconductor & Related Devices 14.7%
                      Semiconductor Capital Equipment 4.1%
              Security Brokers, Dealers & Flotation Companies 4.9%
                 Services - Computer Programming Services 10.1%
                     Motor Vehicle Parts & Accessories 1.9%
                      Services - Prepackaged Software 7.0%
                    Services - Home Health Care Services 4.5%
                          Retail - Jewelry Stores 3.7%
                           E-Commerce - Services 8.8%
                              Web Portals/ISP 6.4%
                     Computer Communications Equipment 15.6%
                            Computer Peripheral 4.0%
                          Accounting - Bookkeeping 3.8%
                            Repurchase Agreement 0.1%

    Comparison of Change in the Value of a $10,000 Investment in the Pin Oak
     Aggressive Stock Fund, versus the S&P 400 Mid-Cap Index and the Lipper
                            Multi-Cap Growth Average

                 [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Investment Date        Pin Oak Aggressive Stock Fund       S&P 400 MidCap Index     Lipper Multi-Cap Growth
 10/31/94                           10000                          10000                     10000
 10/31/95                           14931                          12121                     12907
 10/31/96                           14723                          14224                     15265
 10/31/97                           16774                          18868                     18947
 10/31/98                           18930                          20132                     20474
 10/31/99                           36075                          24374                     31262
10/31/2000                          61818                          32089                     40240
10/31/2001                          19318                          28094                     23396
10/31/2002                          10397                          26751                     18962
10/31/2003                          17102                          34971                     24560
10/31/2004                          17003                          38832                     25707

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower. See Note 5 in the Notes to Financial Statements for additional information on fee waivers.

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

RED OAK TECHNOLOGY SELECT FUND

OCTOBER 31, 2004

RED OAK TECHNOLOGY SELECT FUND
The Fund primarily invests in common stocks of companies which rely extensively on technology in their product development or operations, or are expected to benefit from technological advances and improvements.

Red Oak Technology Select Fund ("Red Oak") declined 3.96% for the year, slightly more than the Lipper Science and Technology Fund average decline of 3.14%. The NASDAQ 100 Index, which includes sectors other than just technology related holdings, returned 5.20% over the same time period. Since inception, Red Oak has declined 7.62% annually versus a 3.32% decline for the average Lipper Science and Technology fund and a 3.44% decline for the NASDAQ 100 Index.

This year was a transition year for the technology sector. Following a strong recovery in 2003, the markets shifted gears with a preference for energy and materials stocks in the face of oil prices at $50 per barrel. Rising oil prices have historically been a significant headwind for technology stocks and this year proved to be no exception. The good news is that these same headwinds can turn into tailwinds as oil prices reverse, which we expect to happen.

Top gainers for the year included hand-set chip maker Qualcomm (QCOM), network equipment company Juniper Networks (JNPR) and Symantec (SYMC), a provider of internet security solutions. Storage related holdings, on the other hand, hurt the portfolio, namely Emulex (ELX), QLogic (QLGC) and Veritas (VTRS). We decided to sell these three companies, due to competitive concerns and our belief that better relative opportunities existed in other areas. We continue to own storage-leader EMC Corp (EMC) in the Fund.

In managing Red Oak, we try to strike a balance between investing in established or "core" technology franchises and emerging innovation themes. In the innovation category, we've invested in several areas. E-commerce is a technology-based theme with ample room for growth. It accounts for just 2% of total retail sales today and is growing at three times the rate of traditional retail. eBay (EBAY) and Amazon.com (AMZN) are two of our investments in this growth area -- both providing differentiated approaches to adding and creating value for customers and shareholders. Other emerging growth technologies include Navteq (NAVH.OB) and Harman International (HAR) which have established strong franchises in the former area, while Symbol Technologies (SBL) and Zebra Technologies (ZBRA) are positioned to do well in the latter, as Wal-Mart rolls out its RFID pilot program in early 2005.


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

Electronic Arts (ERTS) is a new core holding in the portfolio. While not a new industry, the video gaming market is fast becoming a primary form of entertainment for the 35 and under age group. As a result, advertising and music within the games are emerging as potential new income streams for the category. In 2005, Sony and Microsoft (MSFT) will both be launching their next generation gaming platforms, which should be positive for gaming software companies like Electronic Arts.

Complete portfolio subsector holdings and information can be found in the Statement of Net Assets beginning on page 24.




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PERFORMANCE UPDATE                        ALL DATA BELOW AS OF OCTOBER 31, 2004.

                                                         Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                                      1 Year Return     3 Year Return    5 Year Return     Inception to Date*
---------------------------------------------------------------------------------------------------------------------------
Red Oak Technology Select Fund           (3.96)%           (9.32)%          (17.95)%            (7.62)%
---------------------------------------------------------------------------------------------------------------------------
NASDAQ 100 Index                          5.20%             3.07%           (10.72)%            (3.44)%
---------------------------------------------------------------------------------------------------------------------------
Lipper Science & Technology Average      (3.14)%           (0.91)%          (11.89)%            (3.32)%
---------------------------------------------------------------------------------------------------------------------------

*Since 12/31/98.

----------------------------
Fund Data
----------------------------
Ticker Symbol         ROGSX
Share Price           $6.30
Total Net Assets      $245M
Portfolio Turnover   38.44%
2004 Capital Gain
  Distribution         None

              TOP 10 HOLDINGS

 1. Cognizant Technology Solutions  7.40%
 2. Symantec                        6.16%
 3. eBay                            6.07%
 4. Qualcomm                        5.98%
 5. Symbol Technologies             5.89%
 6. Cisco Systems                   5.79%
 7. EMC Corp                        5.73%
 8. Juniper Networks                5.10%
 9. Affymetrix                      4.85%
10. Navteq                          4.83%

                                SECTOR WEIGHTING

                 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

            Services - Commercial Physical & Biological Research 3.9%
                     Semiconductors & Related Devices 10.6%
                      Semiconductor Capital Equipment 4.5%
       Search, Detection, Navigation, Guidance, Aeronautical Systems 4.9%
                  Services - Computer Programming Services 7.6%
               Services - Computer Integrated Systems Design 5.0%
                           Contract Manufacturers 4.6%
                           Universities/Colleges 4.6%
                      Services - Prepackaged Software 16.4%
                           E-Commerce - Services 9.3%
                     Computer Communications Equipment 11.1%
                            Computer Peripheral 10.7%
                                Data Storage 5.9%
                            Repurchase Agreement 0.9%

    Comparison of Change in the Value of a $10,000 Investment in the Red Oak Technology Select Fund, versus the NASDAQ 100 Index and the Lipper Science &
                 Technology Average since inception (12/31/98)

                 [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Investment Date        Red Oak Technology Select Fund      NASDAQ 100 Index      Lipper Science & Technology Average
12/31/98                             10000                       10000                     10000
10/31/99                             16939                       14373                     15649
10/31/2000                           33848                       17894                     21280
10/31/2001                            8448                        7444                      8918
10/31/2002                            4229                        5401                      5912
10/31/2003                            6559                        7749                      9104
10/31/2004                            6299                        8152                      8819

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower. See Note 5 in the Notes to Financial Statements for additional information on fee waivers.

                                       11
                                                                www.oakfunds.com

BLACK OAK EMERGING TECHNOLOGY FUND

OCTOBER 31, 2004

BLACK OAK EMERGING TECHNOLOGY FUND
The Fund primarily invests in common stocks of companies that are considered to be well-positioned to become market leaders among "emerging" technology companies.

Black Oak Emerging Technology Fund ("Black Oak") declined 5.88% for the twelve months ending October 31, 2004, while the comparative index, the Lipper Science and Technology Fund declined 3.14%, and the NASDAQ 100 Index, which includes holdings within sectors beyond just technology, returned 5.20%. Since its inception and on an annualized basis, the Fund declined 33.57%, versus a decline of 14.93% for the Lipper Science and Technology Fund and a decline of 11.02% for the NASDAQ 100 Index.

The best performing stocks for Black Oak for the year included the leader in light emitting diodes (LED's) Cree (CREE), online auctioneer eBay (EBAY), and satellite radio company XM Satellite Radio (XMSR). Cree's success during the year was driven by their ability to generate leading edge products, using their proprietary substrate, silicon carbide. As their LED's get brighter, it opens their addressable market beyond cell phone and dashboard backlighting to newer areas, such as the exterior illumination of homes and automobiles. The strength at eBay was driven by continued growth of their core online auction business, as well as the international rollout of PayPal this past summer. XM Satellite Radio benefited from strong subscriber growth throughout the year, as satellite radio continues to gain acceptance.

Neoware Systems (NWRE), Photon Dynamics (PHTN), and At Road (ARDI) were the biggest underperformers for the twelve month period. Neoware Systems struggled during the year as growth for the thin client computing market has not returned as quickly as originally anticipated pressuring the stock. Photon Dynamics was impacted as oversupply in the Liquid Crystal Display (LCD) monitor industry weighed on end market pricing which concerned shorter term investors. At Road had problems generating new subscribers early in the year and in late April their CFO resigned creating much uncertainty. However, they hired a new CFO in June and won their largest customer to date, SBC, in October putting these concerns behind them.

We are continually in search of companies with innovative products and technologies who have the opportunity to be market leaders of tomorrow. We are optimistic about the portfolio, as it is well-positioned to gain from the improving fundamentals in the technology sector and also from stronger performance in the broader market.

Complete portfolio subsector and holdings information can be found in the Statement of Net Assets beginning on page 26.

                                       12
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

PERFORMANCE UPDATE                        ALL DATA BELOW AS OF OCTOBER 31, 2004.

                                                   Average Annual Total Returns
--------------------------------------------------------------------------------------------
                                            1 Year Return     3 Year     Inception to Date
--------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund              (5.88)%       (11.29)%       (33.57)%*
--------------------------------------------------------------------------------------------
NASDAQ 100 Index                                 5.20%          3.07%        (11.02)%**
--------------------------------------------------------------------------------------------
Lipper Science & Technology Average             (3.14)%        (0.91)%       (14.93)%**
--------------------------------------------------------------------------------------------

 *The inception date of the Black Oak Emerging Technology Fund was 12/29/00. **Since 12/31/00


--------------------------
FUND DATA
--------------------------
Ticker Symbol        BOGSX
Share Price          $2.08
Total Net Assets      $72M
Portfolio Turnover  33.71%
2004 Capital Gain
  Distribution       None

               TOP 10 HOLDINGS

 1. Cognizant Technology Solutions 8.16%
 2. Avid Technology                7.46%
 3. Marvell Technology Group       7.35%
 4. Cree                           7.06%
 5. Packeteer                      6.28%
 6. Navteq                         6.05%
 7. Ultimate Software              5.26%
 8. At Road                        4.63%
 9. eBay                           4.59%
10. Affymetrix                     4.58%

                                SECTOR WEIGHTING

                 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

               Services - Computer Integrated Systems Design 8.6%
               Services - Allied to Motion Picture Production 7.5%
                     Semiconductors & Related Devices 21.7%
                      Semiconductor Capital Equipment 2.9%
            Services - Commercial Physical & Biological Research 4.6%
                  Services - Computer Programming Services 8.2%
                        Services - Business Services 2.7%
                 Surgical & Medical Instruments & Apparatus 2.2%
                      Services - Prepackaged Software 17.6%
                           E-Commerce - Services 4.6%
                                Testing Labs 3.5%
         Industrial Instruments for Measurement, Display & Control 2.5%
                        Radio Broadcasting Stations 2.9%
       Search, Detection, Navigation, Guidance, Aeronautical Systems 6.0%
                            Repurchase Agreement 4.5%


   Comparison of Change in the Value of a $10,000 Investment in the Black Oak Emerging Technology Fund, versus the NASDAQ 100 Index and the Lipper Science &
                       Technology Average, since 12/31/00


                 [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Investment Date         Black Oak Emerging Technology Fund   NASDAQ 100 Index    Lipper Science and Technology Average
12/31/2000                           10000                       10000                      10000
10/31/2001                            2980                        5832                       5599
10/31/2002                            1230                        4231                       3712
10/31/2003                            2210                        6070                       5716
10/31/2004                            2080                        6386                       5537

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower. See Note 5 in the Notes to Financial Statements for additional information on fee waivers.

                                       13
                                                                www.oakfunds.com

Live Oak Health Sciences Fund

OCTOBER 31, 2004

LIVE OAK HEALTH SCIENCES FUND

The Fund primarily invests in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

Live Oak Health Sciences Fund ("Live Oak") returned 2.16% for the year ended October 31, 2004, while the comparative index, the S&P 500 Health Care Index, returned 1.75%, and the Lipper Health & Biotechnology Average returned 5.93%. Since its inception and on an annualized basis, the Fund has declined 1.71%, versus a decline of 2.46% for the S&P 500 Health Care and a decline of 2.72% for the Lipper Health & Biotechnology Average for the same time period.

The Health care sector, and in particular the pharmaceutical industry, was affected by political uncertainty leading up to the presidential election, and by concerns about drug reimportation. Political pressure will continue and greater reimportation is likely to occur, but the Bush victory will make the operating environment for the drug companies friendlier than it otherwise would have been. We recognize that the same demographic factor - the aging population
- that is such a tailwind for health care demand is also what makes the sector so politically sensitive, and we conduct our analysis very much aware of this dynamic.

For the year, Live Oak benefited from strong gains by life science tools companies such as Waters (WAT), Caliper Technologies (CALP), and Affymetrix
(AFFX). Medicis Pharmaceutical (MRX), a specialty pharmaceutical company, also performed well. The tools companies saw increased demand for their products - a trend we think will continue as researchers look for better ways to discover and develop drugs. Medicis Pharmaceutical's new dermal facial filler, Restylane, received FDA approval and enjoyed a very successful launch.

Performance was hurt by Cardinal Health (CAH) and Epix Pharmaceutical (EPIX). Cardinal Health had more difficulty than expected transitioning its pharmaceutical distribution customers to a fee-for-service model, and had to reduce earnings estimates. The company also had to deal with an SEC investigation into its accounting practices - it appears that the transgressions were minor, but the stock was impacted. Despite its poor performance for the year, Epix Pharmaceutical is a holding we are excited about. The company's innovative product is used to dramatically improve the quality of magnetic resonance imaging (MRI). Phase III studies have been completed, and we expect FDA approval in early 2005.

                                       14
1-888-462-5386

We also added Corcept Therapeutics (CORT), another innovative drug company. Corcept has a compound in Phase III trials that has the potential to replace the medieval, but still common, electroshock therapy in patients suffering from psychotic major depression. To make room for these new ideas we sold Molecular Devices (MDCC), whose stock had risen despite weak demand for its new systems.

We continue to focus on industries and companies that innovate and/or possess competitive advantages and avoid those that do not. Our long-term, low-turnover, concentrated approach also remains in place. In a time when other managers are reacting (and often overreacting) to every short-term data point, we believe this gives us a real advantage.

Complete portfolio subsector and holdings information can be found in the Statement of Net Assets beginning on page 28.

                                       15
                                                                www.oakfunds.com

PERFORMANCE UPDATE ALL DATA BELOW AS OF OCTOBER 31, 2004.

                                                     Average Annual Total Returns
----------------------------------------------------------------------------------------------
                                             1 Year Return     3 Year     Inception to Date
----------------------------------------------------------------------------------------------
Live Oak Health Sciences Fund                    2.16%         (2.68)%         (1.71)%*
----------------------------------------------------------------------------------------------
S&P 500 Health Care Index                        1.75%         (3.58)%         (2.46)%**
----------------------------------------------------------------------------------------------
Lipper Health & Biotechnology Average            5.93%         (1.04)%         (2.72)%**
----------------------------------------------------------------------------------------------

 *The inception date of the Live Oak Health Sciences Fund was 6/29/01. **Since 6/30/01

---------------------------
FUND DATA
---------------------------
Ticker Symbol        LOGSX
Share Price          $9.44
Total Net Assets      $26M
Portfolio Turnover   4.05%
2004 Capital Gain
  Distribution        None

      TOP 10 HOLDINGS

 1. Affymetrix         10.95%
 2. Medtronic           8.67%
 3. Invitrogen          7.14%
 4. Medimmune           6.11%
 5. Pfizer              5.80%
 6. Applied Biosystems
     Group - Applera    5.19%
 7. AmerisourceBergen   5.16%
 8. Waters              4.98%
 9. Cardinal Health     4.90%
10. Amgen               4.86%

                                SECTOR WEIGHTING

                 [PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

           Services - Commercial Physical & Biological Research 11.0%
                   Services - Home Health Care Services 3.5%
                      Services - Prepackaged Software 4.7%
                      Semiconductors &Related Devices 2.2%
          Wholesale - Drugs, Proprietaries & Druggists' Sundries 10.0%
                       Pharmaceutical Preparations 19.5%
                    Laboratory Analytical Instruments 11.3%
                  In Vitro & In Vivo Diagnostic Substances 3.0%
               Electromedical & Electrotherapeutic Apparatus 8.7%
                           Biological Products 20.0%
                Surgical & Medical Instruments & Apparatus 4.5%
                           Repurchase Agreement 1.6%

Comparison of Change in the Value of a $10,000 Investment in the Live Oak Health
  Sciences Fund, versus the S&P 500 Health Care Index, and the Lipper Health &
                      Biotechnology Average, since 6/30/01

                 [LINE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

Investment Date            Live Oak Health Sciences Fund        S&P 500 Health Care Index     Lipper Health & Biotechnology Average
6/30/2001                             10000                             10000                              10000
10/31/2001                            10239                             10263                               9439
10/31/2002                             7829                              8536                               7259
10/31/2003                             9239                              9042                               8774
10/31/2004                             9439                              9200                               9294

These figures represent past performance, which is no guarantee of future results. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower. See Note 5 in the Notes to Financial Statements for additional information on fee waivers.

                                       16
1-888-462-5386

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       17
                                                                www.oakfunds.com

FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS OR PERIODS ENDED OCTOBER 31,





                                    Realized and                                  Net
            Net Asset                Unrealized                  Distributions   Asset
              Value         Net       Gains or        Total          from        Value
            Beginning   Investment  (Losses) on       from          Capital     End of
            of Period      Loss      Securities    Operations        Gains      Period
-------------------------------------------------------------------------------------------
White Oak Growth Stock Fund
 2004        $34.05       $(0.19)     $ (2.45)      $ (2.64)       $   --       $31.41
 2003         23.22        (0.10)       10.93         10.83            --        34.05
 2002         34.54        (0.12)      (11.20)       (11.32)           --        23.22
 2001         77.05        (0.15)      (42.08)       (42.23)        (0.28)       34.54
 2000         53.28        (0.19)       23.96         23.77            --        77.05

Pin Oak Aggressive Stock Fund
 2004        $19.13       $(0.17)     $  0.06       $ (0.11)      $    --       $19.02
 2003         11.63        (0.12)        7.62          7.50            --        19.13
 2002         21.61        (0.20)       (9.78)        (9.98)           --        11.63
 2001         69.45        (0.32)      (47.27)       (47.59)        (0.25)       21.61
 2000         41.85        (0.20)       29.33         29.13         (1.53)       69.45

Red Oak Technology Select Fund
 2004        $ 6.56       $(0.08)     $ (0.18)      $ (0.26)      $    --       $ 6.30
 2003          4.23        (0.05)        2.38          2.33            --         6.56
 2002          8.45        (0.08)       (4.14)        (4.22)           --         4.23
 2001         33.85        (0.14)      (25.26)       (25.40)           --         8.45
 2000         16.94        (0.13)       17.04         16.91            --        33.85

Black Oak Emerging Technology Fund
 2004        $ 2.21       $(0.03)     $ (0.10)      $ (0.13)      $    --       $ 2.08
 2003          1.23        (0.02)        1.00          0.98            --         2.21
 2002          2.98        (0.02)       (1.73)        (1.75)           --         1.23
 2001(1)      10.00        (0.02)       (7.00)        (7.02)           --         2.98

Live Oak Health Sciences Fund
 2004        $ 9.24       $(0.07)    $   0.27        $ 0.20       $    --       $ 9.44
 2003          7.83        (0.05)        1.46          1.41            --         9.24
 2002         10.24        (0.05)       (2.36)        (2.41)           --         7.83
 2001(2)      10.00        (0.01)        0.25          0.24            --        10.24


                                                                                   Ratio of
                                                                                   Expenses
                                                                      Ratio of     to Average
                                                                       Expenses    Net Assets
                                                       Ratio of      to Average   (Excluding
                           Net Assets     Ratio of  Net Investment   Net Assets     Waiver
                             End of       Expenses       Loss        (Excluding     and/or     Portfolio
                  Total      Period      to Average   to Average      Fees Paid    Fees Paid   Turnover
                 Return+      (000)      Net Assets   Net Assets     Indirectly)  Indirectly)    Rate
-------------------------------------------------------------------------------------------------------
White Oak Select Growth Stock Fund
 2004            (7.75)%   $1,569,899       1.07%       (0.47)%         1.07%        1.07%      15.83%
 2003            46.64      2,136,891       1.07        (0.36)          1.08         1.11        4.28
 2002           (32.77)     1,593,995       1.00        (0.32)          1.01         1.01       10.76
 2001           (54.99)     3,188,358       0.95        (0.31)          0.95         0.95       15.44
 2000            44.61      6,219,080       0.96        (0.38)          0.96         0.96       13.86

Pin Oak Aggressive Stock Fund
 2004            (0.58)%    $ 190,839       1.15%       (0.80)%         1.15%        1.17%      21.10%
 2003            64.49        233,503       1.11        (0.83)          1.12         1.23       21.67
 2002           (46.18)       143,775       1.00        (0.87)          1.09         1.09       17.68
 2001           (68.75)       363,083       0.99        (0.82)          0.99         0.99       20.91
 2000            71.36      1,219,288       1.00        (0.59)          1.02         1.02       13.16

Red Oak Technology Select Fund
 2004            (3.96)%    $ 244,848       1.15%       (1.01)%         1.15%        1.20%      38.44%
 2003            55.08        327,853       1.11        (0.98)          1.11         1.24       60.35
 2002           (49.94)       217,390       1.00        (0.97)          1.10         1.10       47.80
 2001           (75.04)       531,663       0.98        (0.84)          0.98         0.98       53.98
 2000            99.82      2,220,110       0.99        (0.79)          1.01         1.01       40.13

Black Oak Emerging Technology Fund
 2004            (5.88)%     $ 72,093       1.15%       (1.14)%         1.15%        1.33%      33.71%
 2003            79.67         86,414       1.11        (1.08)          1.11         1.50       33.62
 2002           (58.72)        40,583       1.00        (0.86)          1.20         1.20       57.15
 2001(1)        (70.20)+      104,191       1.00        (0.52)          1.12         1.12        5.99

Live Oak Health Sciences Fund
 2004             2.16%      $ 26,226       1.15%       (0.75)%         1.15%        1.19%       4.05%
 2003            18.01         22,520       1.10        (0.66)          1.10         1.28       12.55
 2002           (23.54)        18,686       1.00        (0.56)          1.18         1.18       31.00
 2001(2)          2.40+        21,134       1.00        (0.49)          1.23         1.23          --

  + Returns are for the period indicated and have not been annualized. Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(1) The Black Oak Emerging Technology Fund commenced operations on December 29, 2000. All ratios for the period have been annualized.
(2) The Live Oak Health Sciences Fund commenced operations on June 29, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                    18 & 19

1-888-462-5386                                                  www.oakfunds.com

Statement of Net Assets

OCTOBER 31, 2004


--------------------------------------------
White Oak Growth Stock Fund
--------------------------------------------

                                  Market
Description           Shares    Value (000)
--------------------------------------------

Common Stock -- 95.8%

 Commercial Banks-- 4.9%
 Citigroup          1,755,000    $  77,869
                                 ---------
                                    77,869
                                 ---------


 Computer Communications Equipment -- 16.5%
 Cisco Systems*     7,500,000      144,075
 Juniper Networks*  4,315,000      114,822
                                 ---------
                                   258,897
                                 ---------


 Data Storage-- 6.3%
 EMC Corp*          7,740,000       99,614
                                 ---------
                                    99,614
                                 ---------

 E-Commerce - Services-- 7.8%
 eBay*              1,250,000      122,013
                                 ---------
                                   122,013
                                 ---------


 Electromedical & Electrotherapeutic
  Apparatus -- 6.3%
 Medtronic          1,940,000       99,153
                                 ---------
                                    99,153
                                 ---------

 Electronic Computers -- 4.8%
 Dell Computer*     2,130,000       74,678
                                 ---------
                                    74,678
                                 ---------

 Motor Vehicle Parts & Accessories -- 0.3%
 Rockwell Automation  100,000        4,169
                                 ---------
                                     4,169
                                 ---------


                                  Market
Description           Shares    Value (000)
-------------------------------------------
Pharmaceutical Preparations-- 7.5%
 Amgen*               767,000  $    43,566
 Pfizer             2,575,000       74,546
                                 ---------
                                   118,112
                                 ---------

 Security Brokers, Dealers &
  Flotation Companies -- 9.4%
 Charles Schwab     8,500,000       77,775
 Morgan Stanley     1,360,000       69,482
                                 ---------
                                   147,257
                                 ---------

 Semiconductor Capital Equipment -- 6.5%
 Applied Materials* 6,340,000      102,074
                                 ---------
                                   102,074
                                 ---------

 Semiconductors & Related Devices-- 14.5%
 Intersil Holding
  Corp              1,550,000       25,296
 Intel              3,010,000       67,003
 Linear Technology  2,045,000       77,465
 PMC-Sierra*        5,585,000       57,302
                                 ---------
                                   227,066
                                 ---------

 Services - Prepackaged Software-- 4.5%
 Microsoft          1,590,000       44,504
 Veritas*           1,200,000       26,256
                                 ---------
                                    70,760
                                 ---------

 Short-Term Business Credit Institutions-- 6.5%
 MBNA               3,980,000      102,007
                                 ---------
                                   102,007
                                 ---------


 Total Common Stock
    (Cost $1,676,006)(000)       1,503,669
                                 ---------



                                       20
1-888-462-5386

--------------------------------------------------------------------------------
White Oak Growth Stock Fund (continued)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                        Face        Market
Description         Amount (000)  Value (000)
--------------------------------------------------------------------------------
 Repurchase Agreement -- 3.9%
 Morgan Stanley (A)
   1.50%, dated 10/29/04,
   to be repurchased on 11/01/04,
   repurchase price $61,317,299
  (collateralized by a
   U.S. Treasury Note,
   3.875%, 01/15/09, total
   market value:
   $62,540,482)       $61,310  $    61,310


 Total Repurchase Agreement
    (Cost $61,310)(000)            61,310
                                 ---------

 Total Investments -- 99.7%
   (Cost $1,737,316)(000)        1,564,979
                                 ---------

 Other Assets and Liabilities-- 0.3%
 Investment Advisory Fees Payable     (853)
 Administration Fees Payable           (53)
 Other Assets and Liabilities, Net   5,826
                                 ---------
                                     4,920
                                 ---------
 Net Assets-- 100.0%            $1,569,899
                                ==========


                                Value (000)
--------------------------------------------
Net Assets:
 Portfolio Shares (unlimited authorization
   -- no par value) based on 49,983,393
   outstanding shares of
   beneficial interest       $   4,160,984
 Accumulated net realized
   loss on investments          (2,418,748)
 Net unrealized depreciation
   on investments                 (172,337)
                                 ---------
 Net Assets:                 $   1,569,899
                             =============
 Net Asset Value, Offering and Redemption
      Price Per Share               $31.41
                                    ======

   * Non-income producing security
(A) Tri-Party Repurchase Agreement
The accompanying notes are an integral part of the financial statements.

                                                                www.oakfunds.com

Statement of Net Assets

October 31, 2004

--------------------------------------------
Pin Oak Aggressive Stock Fund
--------------------------------------------

                                  Market
Description           Shares    Value (000)
--------------------------------------------

Common Stock -- 98.6%
 Accounting - Bookkeeping-- 3.8%
 Paychex              220,000   $    7,215
                                 ---------
                                     7,215
                                 ---------

 Computer Communications Equipment-- 15.4%
 Cisco Systems*       930,000       17,865
 Juniper Networks*    430,000       11,442
                                 ---------
                                    29,307
                                 ---------

 Computer Peripheral -- 3.9%
 Symbol Technologies  510,000        7,492
                                 ---------
                                     7,492
                                 ---------

 E-Commerce - Services-- 8.7%
 eBay*                170,000       16,594
                                 ---------
                                    16,594
                                 ---------


 Motor Vehicle Parts & Accessories-- 1.9%
 Gentex               110,000        3,631
                                 ---------
                                     3,631
                                 ---------

 Retail - Jewelry Stores-- 3.7%
 Tiffany              240,000        7,039
                                 ---------
                                     7,039
                                 ---------

 Security Brokers, Dealers & Flotation
  Companies -- 4.9%
 Charles Schwab     1,015,000        9,287
                                 ---------
                                     9,287
                                 ---------



                                  Market
Description           Shares    Value (000)
--------------------------------------------
Semiconductor Capital Equipment-- 4.0%
 Applied Materials*   480,000  $     7,728
                                 ---------
                                     7,728
                                 ---------

 Semiconductors & Related Devices -- 14.5%
 Linear Technology    225,000        8,523
 Maxim Integrated
   Products           205,000        9,018
 PMC-Sierra*          135,000        1,385
 Xilinx               285,000        8,721
                                 ---------
                                    27,647
                                 ---------


 Services - Allied to Motion Picture
  Production -- 5.2%
 Avid Technology*     188,000        9,960
                                 ---------
                                     9,960
                                 ---------


 Services - Computer Programming Services -- 10.0%
 Cognizant Technology
   Solutions*         560,000       19,040
                                 ---------
                                    19,040
                                 ---------


 Services - Home Health Care Services-- 4.4%
 Express Scripts*     130,000        8,320
                                 ---------
                                     8,320
                                 ---------


 Services - Prepackaged Software-- 6.9%
 Cerner*              145,000        6,547
 Veritas*             300,000        6,564
                                 ---------
                                    13,111
                                 ---------

 Short-Term Business Credit Institutions-- 5.0%
 MBNA                 375,000        9,611
                                 ---------
                                     9,611
                                 ---------


                                       22
1-888-462-5386

---------------------------------------------
Pin Oak Aggressive Stock Fund (continued)
---------------------------------------------

                    Shares/Face   Market
Description        Amount (000) Value (000)
---------------------------------------------

 Web Portals/ISP-- 6.3%
 Yahoo!*              330,000   $   11,943
                                 ---------
                                    11,943
                                 ---------


 Total Common Stock
    (Cost $181,983)(000)           187,925
                                 ---------

 Repurchase Agreement -- 0.1%
 Morgan Stanley (A)
   1.50%, dated 10/29/04,
   to be repurchased on
   11/01/04, repurchase
   price $243,737 (collateralized
   by a U.S. Treasury
   Note, 3.875%, 01/15/09,
   total market value:
   $248,599)             $244          244
                                 ---------

 Total Repurchase Agreement
    (Cost $244)(000)                   244
                                 ---------


 Total Investments -- 98.7%
   (Cost $182,227)(000)            188,169
                                 ---------

 Other Assets and Liabilities-- 1.3%
 Investment Advisory Fees Payable      (99)
 Administration Fees Payable            (6)
 Other Assets and Liabilities, Net   2,775
                                 ---------
                                     2,670
                                 ---------
 Net Assets-- 100.0%         $     190,839
                             =============



                                Value (000)
--------------------------------------------
Net Assets:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 10,031,012
   outstanding shares of
   beneficial interest        $  1,033,927
 Accumulated net realized loss
   on investments                 (849,030)
 Net unrealized appreciation
   on investments                    5,942
                                 ---------


 Net Assets                   $    190,839
                              ============

 Net Asset Value, Offering and Redemption
   Price Per Share                  $19.02
                                    ======

   * Non-income producing security
 (A) Tri-Party Repurchase Agreement
 The accompanying notes are an integral part of the financial statements.

                                                                www.oakfunds.com

Statement of Net Assets

October 31, 2004

----------------------------------------------
Red Oak Technology Select Fund
----------------------------------------------

                                  Market
Description           Shares    Value (000)
----------------------------------------------

Common Stock -- 99.3%
 Computer Communications Equipment-- 13.2%
 Cisco Systems*       739,900   $   14,213
 Harman International  47,000        5,648
 Juniper Networks*    470,840       12,529
                                 ---------
                                    32,390
                                 ---------

 Computer Peripheral -- 10.4%
 Symbol Technologies  985,000       14,470
 Zebra Technologies*  209,700       11,112
                                 ---------
                                    25,582
                                 ---------


 Contract Manufacturers -- 4.5%
 Flextronics
   International*     910,000       10,966
                                 ---------
                                    10,966
                                 ---------


 Data Storage-- 5.7%
 EMC Corp*          1,092,200       14,057
                                 ---------
                                    14,057
                                 ---------


 E-Commerce - Services-- 9.2%
 Amazon.com*          220,000        7,509
 eBay*                152,600       14,895
                                 ---------
                                    22,404
                                 ---------


 Search, Detection, Navigation, Guidance,
  Aeronautical Systems -- 4.8%
 Navteq*              294,000       11,851
                                 ---------
                                    11,851
                                 ---------


 Semiconductor Capital Equipment -- 4.4%
 Applied Materials*   668,700       10,766
                                 ---------
                                    10,766
                                 ---------

                                  Market
Description           Shares    Value (000)
----------------------------------------------

 Semiconductors & Related Devices -- 10.4%
 Maxim Integrated
   Products           245,600    $  10,804
 Qualcomm             350,800       14,667
                                 ---------
                                    25,471
                                 ---------


 Services - Commercial Physical & Biological
  Research -- 3.8%
 Cognex               366,000        9,370
                                 ---------
                                     9,370
                                 ---------


 Services - Computer Integrated Systems
  Design -- 4.9%
 Affymetrix*          390,000       11,895
                                 ---------
                                    11,895
                                 ---------


 Services - Computer Programming Services -- 7.4%
 Cognizant Technology
   Solutions*         534,600       18,176
                                 ---------
                                    18,176
                                 ---------


 Services - Prepackaged Software-- 16.1%
 Electronic Arts*     209,000        9,388
 Intuit*              118,900        5,393
 Microsoft            337,600        9,449
 Symantec*            265,500       15,118
                                 ---------
                                    39,348
                                 ---------


 Universities/Colleges -- 4.5%
 University of Pheonix
   Online*            165,904       10,950
                                 ---------
                                    10,950
                                 ---------


 Total Common Stock
      (Cost $193,670)(000)         243,226
                                 ---------


1-888-462-5386                          24

---------------------------------------------
Red Oak Technology Select Fund (continued)
---------------------------------------------

                       Face       Market
                   Amount (000) Value (000)
---------------------------------------------


---------------------------------------------
 Repurchase Agreement -- 0.9%
 Moragn Stanley (A)
   1.50%, dated 10/29/04,
   to be repurchased on 11/01/04,
   repurchase price $2,246,106
   (collateralized by a U.S.
   Treasury Note, 3.875%,
   01/15/09, total market
   value: $2,290,912)  $2,246    $   2,246
                                 ---------


 Total Repurchase Agreement
     (Cost $2,246)(000)             2,246
                                 ---------


 Total Investments -- 100.2%
     (Cost $195,916)(000)         245,472
                                 ---------


 Other Assets and Liabilities-- (0.2)%
 Investment Advisory Fees Payable    (129)
 Administration Fees Payable           (8)
 Other Assets and Liabilities, Net   (487)
                                 ---------
                                     (624)
                                 =========

 Net Assets-- 100.0%             $ 244,848
                                 =========

                                Value (000)
--------------------------------------------

 Net Assets:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 38,852,864
   outstanding shares of
   beneficial interest        $  1,917,717
 Accumulated net realized loss
   on investments              (1,722,425)
 Net unrealized appreciation
   on investments                   49,556
                              ------------


 Net Assets                   $    244,848
                              ============

 Net Asset Value, Offering and Redemption
   Price Per Share                   $6.30
                                     =====


* Non-income producing security
(A) Tri-Party Repurchase Agreement
Cl -- Class
 The accompanying notes are an integral part of the financial statements.

                                                                www.oakfunds.com

Statement of Net Assets

October 31, 2004

---------------------------------------------
Black Oak Emerging Technology Fund
---------------------------------------------

                                  Market
Description           Shares    Value (000)
---------------------------------------------

Common Stock -- 97.1%

 E-Commerce-- Services-- 4.7%
 eBay*               34,500    $   3,368
                               ---------
                                   3,368
                               ---------


 Industrial Instruments for Measurement,
  Display & Control -- 2.5%
Photon Dynamics*     98,100        1,795
                               ---------
                                   1,795
                               ---------


 Radio Broadcasting Stations -- 3.0%
 XM Satellite Radio* 66,500        2,149
                               ---------
                                   2,149
                               ---------


 Search, Detection, Navigation, Guidance,
  Aeronautical Systems -- 6.2%
 Navteq*            110,000        4,434
                               ---------
                                   4,434
                               ---------

 Semiconductor Capital Equipment -- 2.9%
  Rudolph
   Technologies*    140,000        2,111
                               ---------
                                   2,111
                               ---------

 Semiconductors & Related Devices-- 22.1%
 Cree*              150,000        5,177
 DSP Group*         168,500        3,341
 Marvell Technology
   Group*           188,600        5,388
 Skyworks
   Solutions*       228,000        2,027
                               ---------
                                  15,933
                               ---------
Services - Allied to Motion Picture
 Production -- 7.6%
 Avid Technology*   103,200        5,468
                               ---------
                                   5,468
                               ---------

                                  Market
Description           Shares    Value (000)
--------------------------------------------
Services - Business Services -- 2.8%
 Lionbridge
   Technologies*    425,600    $   1,996
                               ---------
                                   1,996
                               ---------


 Services - Commercial Physical &
  Biological Research -- 4.7%
 Affymetrix*        110,100        3,358
                               ---------
                                   3,358
                               ---------


 Services - Computer Integrated Systems
  Design -- 8.7%
 At Road*           539,100        3,396
 Electronic Arts*    32,500        1,460
 Neoware Systems*   180,000        1,446
                               ---------
                                   6,302
                               ---------


 Services - Computer Programming
  Services -- 8.3%
 Cognizant Technology
   Solutions*       175,900        5,981
                               ---------
                                   5,981
                               ---------


 Services - Prepackaged Software-- 17.9%
 eCollege*          175,100        1,606
 Macrovision*       105,000        2,839
 Packeteer*         373,100        4,604
 Ultimate Software* 299,900        3,858
                               ---------
                                  12,907
                               ---------


 Surgical & Medical Instruments &
  Apparatus -- 2.2%
 Given Imaging ltd.* 50,000        1,613
                               ---------
                                   1,613
                               ---------

1-888-462-5386

------------------------------------------------
Black Oak Emerging Technology Fund (continued)
------------------------------------------------

                    Shares/Face   Market
Description        Amount (000) Value (000)
------------------------------------------------

Testing Labs -- 3.5%
 eResearch
   Technology*      218,800    $   2,558
                               ---------
                                   2,558
                               ---------


 Total Common Stock
      (Cost $51,841)(000)         69,973
                               ---------


 Repurchase Agreement -- 4.6%
 Morgan Stanley (A)
   1.50%, dated 10/29/04,
   to be repurchased on
   11/01/04, repurchase
   price $3,327,012
   (collateralized by a U.S.
   Treasury Note, 3.875%,
   01/15/09, total
   market value:
   $3,393,381)       $3,327        3,327


 Total Repurchase Agreement
      (Cost $3,327)(000)           3,327
                               ---------


 Total Investments -- 101.7%
      (Cost $55,168)(000)         73,300
                               ---------


 Other Assets and Liabilities-- (1.7)%
 Investment Advisory Fees Payable    (30)
 Administration Fees Payable          (2)
 Other Assets and Liabilities,
   Net                            (1,175)
                               ---------
                                  (1,207)
                               ---------


 Net Assets-- 100.0%           $  72,093
                               =========

Description                     Value (000)
---------------------------------------------

 Net Assets:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 34,659,944
   outstanding shares of
   beneficial interest         $ 355,482
 Accumulated net realized
   loss on investments         (301,521)
 Net unrealized appreciation
   on investments                 18,132
                               ---------


 Net Assets                    $  72,093
                               =========
 Net Asset Value, Offering
   and Redemption Price
   Per Share                       $2.08
                                   =====

 * Non-income producing security
 (A) Tri-Party Repurchase Agreement
 Cl -- Class
 ltd. -- Limited

The accompanying notes are an integral part of the financial statements.

                                                                www.oakfunds.com

Statement of Net Assets

October 31, 2004

--------------------------------------------
Live Oak Health Sciences Fund
--------------------------------------------

                                  Market
Description           Shares    Value (000)
--------------------------------------------

Common Stock -- 97.4%

 Biological Products-- 20.0%
 Amgen*              22,200    $   1,261
 Genentech*          12,000          546
 Invitrogen*         32,000        1,853
 Medimmune*          55,800        1,586
                               ---------
                                   5,246
                               ---------


 Electromedical & Electrotherapeutic
  Apparatus -- 8.6%
 Corcept
   Therapeutics*      1,000            7
 Medtronic           44,000        2,249
                               ---------
                                   2,256
                               ---------


 In Vitro & In Vivo Diagnostic Substances -- 3.0%
 Epix Pharmaceutical* 49,913         780
                               ---------
                                     780
                               ---------


 Laboratory Analytical Instruments -- 11.1%
 Applied Biosystems
   Group-- Applera   70,500        1,345
 Bruker Daltonics*   81,100          280
 Waters*             31,300        1,292
                               ---------
                                   2,917
                               ---------


 Pharmaceutical Preparations-- 19.4%
 Eli Lilly           10,700          588
 Johnson & Johnson   12,300          718
 Medicis
   Pharmaceutical    27,000        1,098
 Pfizer              52,000        1,505
 Teva Pharmaceutical
   Industries ADR    44,200        1,149
                               ---------
                                   5,058
                               ---------

                                  Market
Description           Shares    Value (000)
--------------------------------------------

 Semiconductors & Related Devices -- 2.2%
 Caliper Technologies* 81,000    $   567
                               ---------
                                     567
                               ---------


 Services -- Commercial Physical &
  Biological Research -- 10.8%
 Affymetrix*         93,100        2,840
                               ---------
                                   2,840
                               ---------


 Services - Home Health Care Services-- 3.4%
 Express Scripts*    14,000          896
                               ---------
                                     896
                               ---------


 Services - Prepackaged Software-- 4.6%
 Cerner*             27,000        1,219
                               ---------
                                   1,219
                               ---------


 Surgical & Medical Instruments &
  Apparatus -- 4.4%
 Techne*             31,900        1,149
                               ---------
                                   1,149
                               ---------


 Wholesale - Drugs, Proprietaries & Druggists'
  Sundries -- 9.9%
 AmerisourceBergen   24,300        1,337
 Cardinal Health     27,200        1,272
                               ---------
                                   2,609
                               ---------


 Total Common Stock
   (Cost $24,338)(000)            25,537
                               ---------


1-888-462-5386

----------------------------------------------
Live Oak Health Sciences Fund (continued)
----------------------------------------------

                       Face       Market
Description        Amount (000) Value (000)
----------------------------------------------

 Repurchase Agreement -- 1.5%
 Morgan Stanley (A)
   1.50%, dated 10/29/04,
   to be repurchased on
   11/01/04, repurchase
   price $399,828
   (collateralized by a
   U.S. Treasury Note, 3.875%,
   01/15/09, total market
   value: $407,804)    $400    $     400
                               ---------


 Total Repurchase Agreement
   (Cost $400)(000)                  400
                               ---------


 Total Investments -- 98.9%
   (Cost $24,738)(000)            25,937
                               ---------


 Other Assets and Liabilities-- 1.1%
 Investment Advisory Fees Payable   (16)
 Administration Fees Payable         (1)
 Other Assets and Liabilities, Net   306
                               ---------
                                     289
                               ---------


 Total Net Assets-- 100.0%     $  26,226
                               =========

                                Value (000)
---------------------------------------------

 Net Assets:
 Portfolio Shares (unlimited
   authorization-- no par value)
   based on 2,778,095
   outstanding shares of
   beneficial interest         $  27,932
 Accumulated net realized loss
   on investments                 (2,905)
 Net unrealized appreciation
   on investments                  1,199
                               ---------


 Net Assets                    $  26,226
                               =========

 Net Asset Value, Offering and Redemption
   Price Per Share                 $9.44
                                   =====


* Non-income producing security
(A) Tri-Party Repurchase Agreement
ADR --  American Depositary Receipt
 Cl -- Class

 The accompanying notes are an integral part of the financial statements.


                                       29
                                                                www.oakfunds.com

Statements of Operations (000)

FOR THE YEAR ENDED OCTOBER 31, 2004

                                                                      White Oak                Pin Oak
                                                                     Growth Stock         Aggressive Stock
                                                                         Fund                   Fund
--------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends ..................................................       $   11,840               $   756
   Interest ...................................................               53                    10
   Less: Foreign Witholding Tax ...............................               --                    --
--------------------------------------------------------------------------------------------------------------
      Total Investment Income .................................           11,893                   766
--------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................           14,773                 1,608
   Administration Fees ........................................              793                    86
   Transfer Agent Fees ........................................            4,598                   723
   Printing Fees ..............................................              529                    59
   Professional Fees ..........................................              107                    12
   Trustees' Fees .............................................              106                    12
   Custodian Fees .............................................               95                    10
   Registration Fees ..........................................               91                    10
   Insurance and Other Fees ...................................              180                    19
--------------------------------------------------------------------------------------------------------------
      Total Expenses ..........................................           21,272                 2,539
--------------------------------------------------------------------------------------------------------------
   Less: Investment Advisory Fees Waived                                      --                   (32)
         Fees Paid Indirectly .................................               --                    (8)
--------------------------------------------------------------------------------------------------------------
      Net Expenses ............................................           21,272                 2,499
--------------------------------------------------------------------------------------------------------------
      Net Investment Loss .....................................           (9,379)               (1,733)
--------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on
      Securities Sold .........................................         (743,131)              (84,984)
   Net Change in Unrealized Appreciation
      (Depreciation) of Investment Securities .................          589,854                84,934
--------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized
           Gain (Loss) on Investments .........................         (153,277)                  (50)
--------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
      From Operations .........................................        $(162,656)              $(1,783)
==============================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

1-888-462-5386                                     30

                                                                         Red Oak             Black Oak             Live Oak
                                                                    Technology Select   Emerging Technology     Health Sciences
                                                                          Fund                 Fund                  Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends ..................................................       $      384           $        5                $ 102
   Interest ...................................................               14                    7                    6
   Less: Foreign Witholding Tax ...............................               --                   --                   (2)
----------------------------------------------------------------------------------------------------------------------------------
      Total Investment Income .................................              398                   12                  106
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................            2,144                  591                  199
   Administration Fees ........................................              115                   32                   11
   Transfer Agent Fees ........................................            1,048                  397                   93
   Printing Fees ..............................................               75                   22                    8
   Professional Fees ..........................................               16                    5                    2
   Trustees' Fees .............................................               15                    4                    1
   Custodian Fees .............................................               14                    4                    1
   Registration Fees ..........................................               14                    3                    1
   Insurance and Other Fees ...................................               26                    7                    2
----------------------------------------------------------------------------------------------------------------------------------
      Total Expenses ..........................................            3,467                1,065                  318
----------------------------------------------------------------------------------------------------------------------------------
   Less: Investment Advisory Fees Waived                                    (136)                (146)                 (10)
         Fees Paid Indirectly .................................               --                   --                   --
----------------------------------------------------------------------------------------------------------------------------------
      Net Expenses ............................................            3,331                  919                  308
----------------------------------------------------------------------------------------------------------------------------------
      Net Investment Loss .....................................           (2,933)                (907)                (202)
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on
      Securities Sold .........................................          (34,196)               1,812                  (71)
   Net Change in Unrealized Appreciation
      (Depreciation) of Investment Securities .................           25,982               (6,665)                 383
----------------------------------------------------------------------------------------------------------------------------------
      Net Realized and Unrealized
           Gain (Loss) on Investments .........................           (8,214)              (4,853)                 312
----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
      From Operations .........................................         $(11,147)             $(5,760)                $110
==================================================================s================================================================

                                       31                       www.oakfunds.com

Statements of Changes in Net Assets (000)

for the years ended October 31,

                                                                       White Oak                   Pin Oak
                                                                     Growth Stock              Aggressive Stock
                                                                         Fund                        Fund
-------------------------------------------------------------------------------------------------------------------
                                                                     2004      2003              2004      2003
-------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss ....................................   $     (9,379) $  (6,245)      $   (1,733) $  (1,484)
   Net Realized Gain (Loss) on Securities Sold ............       (743,131)  (206,602)         (84,984)  (177,434)
   Net Unrealized Appreciation (Depreciation)
      of Investment Securities ............................        589,854    889,844           84,934    270,752
-------------------------------------------------------------------------------------------------------------------

   Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........................       (162,656)   676,997           (1,783)    91,834
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued ..........................................        386,344    438,369           42,583     69,258
   Shares Redeemed ........................................       (790,680)  (572,470)         (83,464)   (71,364)
-------------------------------------------------------------------------------------------------------------------

      Increase (Decrease) in Net Assets
         from Capital Share Transactions ..................       (404,336)  (134,101)         (40,881)    (2,106)
-------------------------------------------------------------------------------------------------------------------

            Total Increase (Decrease) in Net Assets .......       (566,992)   542,896          (42,664)    89,728
Net Assets:
   Beginning of Year ......................................      2,136,891  1,593,995          233,503    143,775
-------------------------------------------------------------------------------------------------------------------

   End of Year ............................................     $1,569,899 $2,136,891        $ 190,839   $233,503
===================================================================================================================
Shares Issued and Redeemed:
   Issued .................................................         11,012     15,935            2,151      4,917
   Redeemed ...............................................        (23,781)   (21,836)          (4,328)    (5,067)
-------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Share Transactions .......        (12,769)    (5,901)          (2,177)      (150)
===================================================================================================================


The accompanying notes are an integral part of the financial statements.

1-888-462-5386                                          32

                                                                  Red Oak              Black Oak            Live Oak
                                                                Technology        Emerging Technology    Health Sciences
                                                                Select Fund              Fund                 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                2004     2003        2004     2003        2004      2003
----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss .................................... $  (2,933) $  (2,700) $   (907) $    (614)  $  (202) $    (124)
   Net Realized Gain (Loss) on Securities Sold ............   (34,196)  (272,308)    1,812    (15,084)      (71)       294
   Net Unrealized Appreciation (Depreciation)
      of Investment Securities ............................    25,982    394,916    (6,665)    49,606       383      3,092
----------------------------------------------------------------------------------------------------------------------------

   Net Increase (Decrease) in Net Assets
      Resulting from Operations ...........................   (11,147)   119,908    (5,760)    33,908       110      3,262
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued ..........................................    38,199    118,578    30,978     39,861    10,868      6,416
   Shares Redeemed ........................................  (110,057)  (128,023)  (39,539)   (27,938)   (7,272)    (5,844)
----------------------------------------------------------------------------------------------------------------------------

      Increase (Decrease) in Net Assets
         from Capital Share Transactions ..................   (71,858)    (9,445)   (8,561)    11,923     3,596        572
----------------------------------------------------------------------------------------------------------------------------

            Total Increase (Decrease) in Net Assets .......   (83,005)   110,463   (14,321)    45,831     3,706      3,834
Net Assets:
   Beginning of Year ......................................   327,853    217,390    86,414     40,583    22,520     18,686
----------------------------------------------------------------------------------------------------------------------------

   End of Year ............................................  $244,848  $ 327,853 $  72,093  $  86,414   $26,226    $22,520
============================================================================================================================
Shares Issued and Redeemed:
   Issued .................................................     5,746     23,270    14,366     23,641     1,080        780
   Redeemed ...............................................   (16,848)   (24,707)  (18,730)   (17,635)     (739)      (728)
----------------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Share Transactions .......   (11,102)    (1,437)   (4,364)     6,006       341         52
============================================================================================================================

                                              33                www.oakfunds.com

Notes to Financial Statements

October 31, 2004
1. Organization:
--------------------------------------------------------------------------------

The Oak Associates Funds (the "Trust") is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with five funds: White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (diversified funds); Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (non-diversified funds) (collectively referred to as "Funds" and individually referred to as a "Fund"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

  USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  SECURITY VALUATION--Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

  Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not

                                       34

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  been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

  SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

  EXPENSES--Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

  REPURCHASE AGREEMENTS--The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.


3. Transactions with Affiliates:
--------------------------------------------------------------------------------

Certain officers of the Trust are also officers of Oak Associates, ltd., SEI Investments Global Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust and the Distributor are parties to an agreement dated November 20, 2002 under which the Funds may direct certain investment trades to brokers who pay a portion of the commissions for those trades to the Funds. The commissions paid are used to offset a portion of the total annual operating expenses of the respective Fund before expense waivers. During the year ended October 31, 2004, the

                                       35
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


Notes to Financial Statements (continued)

October 31, 2004

Pin Oak Aggressive Stock Fund's expenses were reduced by $8,333 under this arrangement. This agreement was terminated as of January 13, 2004.

4. Administration, Transfer Agent and Distribution Agreements:
--------------------------------------------------------------------------------

The Trust and the Administrator are parties to an Administration Agreement dated February 27, 1998, last amended February 16, 2004, under which the Administrator provides management and administration services for an annual fee of 0.04% of the average daily net assets of each of the Funds up to $2.5 billion, 0.03% on the next $2.5 billion, 0.02% on the next $5 billion, and 0.015% of such assets in excess of $10 billion. Prior to February 16, 2004, the Administrator provided management and administration services for an annual fee of 0.04% of the average daily net assets of each of the Funds up to $10 billion, 0.0175% on the next $5 billion, and 0.015% of such assets in excess of $15 billion. There is a minimum annual administration fee of $475,000 for the trust.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under an Agency Agreement with the Trust dated February 27, 1998. The Funds pay amounts to third parties that provide sub-transfer agency and other administration services relating to the Funds.

The Trust and the Distributor are parties to an Amended and restated Distribution Agreement dated February 27, 1998. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:
--------------------------------------------------------------------------------

The Trust and Oak Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated February 27, 1998, as last amended February 21, 2001, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. Effective March 1, 2004, the Adviser has agreed to contractually waive all or a portion of its fees (and to reimburse the Funds' expenses if necessary) in order to limit operating expenses to not more than 1.15% of the average daily net assets of each of the Funds for a period of one year. Prior to March 1, 2004, the Adviser voluntarily waived all or a portion of its fees to limit the Funds' expenses to 1.15% of the average daily net assets of each of the Funds.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Transactions:
--------------------------------------------------------------------------------

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2004, were as follows
(000):

                                     Purchases    Sales
                                     ---------    -----
White Oak Growth Stock
    Fund ..........................   $313,000  $784,278
Pin Oak Aggressive Stock Fund .....     45,643    88,773
Red Oak Technology Select Fund ....    110,744   184,923
Black Oak Emerging Technology
  Fund ............................     26,730    34,487
Live Oak Health Sciences Fund .....      4,484     1,057


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7. Federal Income Taxes:
--------------------------------------------------------------------------------

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales as well as net operating losses. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing of dividends and distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts (000):

                               Accumulated
                              Net Investment  Paid-in-
                                   Loss       Capital
                              -------------- ----------
White Oak Growth Stock Fund ...   $9,379     $(9,379)
Pin Oak Aggressive Stock Fund .    1,733      (1,733)
Red Oak Technology
  Select Fund .................    2,933      (2,933)
Black Oak Emerging
  Technology Fund .............      907        (907)
Live Oak Health Sciences Fund .      202        (202)

There were no dividends or distributions declared during the years ended October 31, 2003 and October 31, 2004.

As of October 31, 2004, the components of accumulated losses on a tax basis were as follows (000):
                                        Net
                        Capital     Unrealized    Total
                         Loss      Appreciation Accumulated
                     Carryforward (Depreciation)  Losses
                     ------------ ------------- -----------
White Oak
  Growth
  Stock Fund ......   $(2,412,900) $(178,185) $(2,591,085)
Pin Oak
  Aggressive
  Stock Fund ......      (844,099)     1,011     (843,088)
Red Oak
  Technology
  Select Fund .....    (1,722,424)    49,555   (1,672,869)
Black Oak
  Emerging
  Technology
  Fund ............      (301,521)    18,132     (283,389)
Live Oak Health
  Sciences
  Fund ............        (2,905)     1,199       (1,706)


                                       37
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


Notes to Financial Statements (concluded)

OCTOBER 31, 2004

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At October 31, 2004, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                                   Expiring October 31,
                          -----------------------------------------------------------------------

                             2007    2008     2009       2010       2011      2012     Total
                            -----   -----    -----      -----      -----     -----    -----
White Oak
  Growth Stock Fund .....   $ --    $ --   $749,069  $712,973  $206,602   $744,256   $2,412,900
Pin Oak Aggressive
  Stock Fund ............     --      --    137,532   436,197   180,087     90,283      844,099
Red Oak Technology
  Select Fund ...........  1,366  56,063    610,821   726,266   293,675     34,233    1,722,424
Black Oak Emerging
  Technology Fund .......     --      --     73,591   212,845    15,085         --      301,521
Live Oak Health
  Sciences Fund .........     --      --         --     2,834        --         71        2,905


During the year ended October 31, 2004, the Black Oak Emerging Technology Fund utilized $1,812,425 of capital loss carryforwards.

At October 31, 2004, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows (000):

                                                            Net
                   Federal    Aggregate   Aggregate     Unrealized
                     Tax        Gross       Gross      Appreciation/
                    Cost    Appreciation Depreciation  (Depreciation)
                 ---------- ------------ ------------  -------------
White Oak
  Growth
  Stock Fund .... $1,743,164   $ 402,096 $ (580,281)  $(178,185)
Pin Oak
  Aggressive
  Stock Fund ....    187,158      68,898    (67,887)      1,011
Red Oak
  Technology
  Select Fund ...    195,917      70,469    (20,914)     49,555
Black Oak
  Emerging
  Technology
  Fund ..........     55,168      25,933     (7,801)     18,132
Live Oak Health
  Sciences Fund .     24,738       4,494     (3,295)      1,199


8.  Concentration of Credit Risk
--------------------------------------------------------------------------------

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, the Funds may be more affected by economic developments in those industries than a general equity fund would be.

                                       38

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Oak Associates Funds:

We have audited the accompanying statements of net assets of the White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund, each a series of the Oak Associates Funds (the "Trust") as of October 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or period ended October 31, 2001, and prior, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 4, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the series of the Oak Associates Funds as of October 31, 2004, the results of their operations for the year ended and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
December 28, 2004

                                       39

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

Trustees of the Trust (unaudited)

                                               Number of
                                              Portfolios
                                                in Fund                                                 Other
                   Position        Length       Complex                Principal                   Directorships
                      Held        of Time       Overseen             Occupation(s)                      Held
                      with         Served       by Board                During                         by Board
Name & Age(1)         Trust      (Yrs.)(2)      Member(3)          Past Five Years                     Member(4)
------------------------------------------------------------------------------------------------------------------------------------
J. John Canon       Trustee          4              5        President and Chairman of the         Trustee of Proconex.
(69)                                                         Board, Synergistic Partners, Inc.,
                                                             1975-1999.
------------------------------------------------------------------------------------------------------------------------------------
Stanford N. Phelps  Trustee          4              5        Chairman, Clear Springs Land          Chairman of: S.N.
(70)                                                         Company, LLC since 1999;              Phelps Realty LLC., S.N. Phelps
                                                             Chairman, S.N. Phelps Realty LLC      & Co., Clear Springs Land
                                                             since 1994; Chairman, S.N.            Company LLC,Investors Life
                                                             Phelps &Co. since 1986. Chairman,     Insurance Corp,Wyatt Energy,
                                                             InvestorsLife Insurance Corp.         Inc., CommonwealthOil Refining
                                                             since 1994; Chairman, Wyatt           Company, Realmark Holdings.
                                                             Energy, Inc. since 1994; Chairman,
                                                             Commonwealth Oil Refining Company
                                                             since 1984; Chairman Realmark
                                                             Holdings since 1983.
------------------------------------------------------------------------------------------------------------------------------------
Thomas E.           Trustee          3             5         Physician, Cleveland Clinic           None
Gretter, MD                                                  (Health Care) since 1966.
(69)
------------------------------------------------------------------------------------------------------------------------------------
James D.            Trustee,         4              5        Managing Member, President, CIO and   None
Oelschlager(5)      Chairman                                 Founder of Oak Associates, ltd.
(62)                                                         since 1985.
------------------------------------------------------------------------------------------------------------------------------------
John G. Stimpson(5) Trustee          4              5        Director of International Equity      Board of Directors,
(62)                                                         Sales and Equity Sales Manager,       Morgan Stanley
Trustee                                                      Salomon Brothers (New York)           Trust Company from
                                                             from 1985-1933.                       1988-1993.
------------------------------------------------------------------------------------------------------------------------------------

1. Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o SEI Investments, One Freedom Valley Drive, Oaks,PA 19456.

2. Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his successor, or until he sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3. The "Oak Associates Funds Complex" consists of all registered investment companies for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2004, the Oak Associates Funds Complex consisted of 5 Funds.

4. Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

5. Messrs. Oelschlager and Stimpson are considered "interested" persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

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Officers of the Trust (unaudited)


                                               Number of
                   Position      Length       Portfolios             Principal
                     Held        of Time        in Fund            Occupation(s)                      Other
                     with        Served         Complex               During                       Directorships
Name & Age(1)       Trust        (Yrs.)        Overseen            Past Five Years                     Held
------------------------------------------------------------------------------------------------------------------------------------
William E.         President        4            N/A             Mutual Fund Product                     N/A
White(6)                                                         Manager of Oak Associates, ltd.
(39)                                                             since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Sandra Noll(6)     Vice             4            N/A             Director of Client Services             N/A
(40)               President                                     at Oak Associates, ltd.
                   and                                           since 1998 and Compliance
                   Assistant                                     Officer of Oak Associates,
                   Secretary                                     ltd., since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Leslie Manna(6)    Vice             4            N/A             Mutual Fund Coordinator                 N/A
(42)               President                                     of Oak Associates, ltd.
                   and                                           since 1995.
                   Assistant
                   Secretary
------------------------------------------------------------------------------------------------------------------------------------
Colleen Collins(6) Vice             3            N/A             Mutual Fund Coordinator                 N/A
(33)               President                                     of Oak Associates, ltd.
                   and                                           since 2002; Product
                   Assistant                                     Manager, National
                   Secretary                                     City from 1998-2002.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Spratley  Treasurer        3            N/A             Director, SEI Funds                     N/A
(35)               and Chief                                     Accounting since
                   Financial                                     1999; Audit Manager,
                   Officer                                       Ernst & Young LLP
                                                                 from 1991-1999.
------------------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis   Vice             6            N/A             Assistant Secretary of                  N/A
(40)               President                                     The administrator since
                   and                                           1998. Assistant General
                   Assistant                                     Counsel and Director
                   Secretary                                     of Arbitration,
                                                                 Philadelphia Stock
                                                                 Exchange from
                                                                 1989-1998.
------------------------------------------------------------------------------------------------------------------------------------

6. Mr. White and Mmes. Noll, Manna and Collins are considered to be "affiliates" of the Adviser by virtue of their employment by the Adviser.

                                       41
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Officers of the Trust (unaudited)


                                               Number of
                   Position      Length       Portfolios             Principal
                     Held        of Time        in Fund            Occupation(s)                      Other
                     with        Served         Complex               During                       Directorships
Name & Age(1)       Trust        (Yrs.)        Overseen            Past Five Years                     Held
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto   Vice             4            N/A             Employed by SEI Investments             N/A
(36)               President                                     Global Funds Services and
                   and                                           SEI Investments Distribution
                   Assistant                                     Co. since 1999; General
                   Secretary                                     Counsel, Vice President and
                                                                 Secretary of the Administrator
                                                                 since 2001 and Assistant
                                                                 Secretary of the Distributor
                                                                 since December 1999. Associate,
                                                                 Dechert (law firm) from 1997-1999;
                                                                 Associate, Richter, Miller & Finn
                                                                 (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
William E.         Vice President   3            N/A             Vice President and Secretary            N/A
Zitelli            and                                           of the administrator and
(36)               Assistant                                     Distributor Co.  since 2000;
                   Secretary                                     Vice President, Merrill Lynch
                                                                 & Co. Asset Management Group
                                                                 from 1998 - 2000; Associate
                                                                 at Pepper Hamilton LLP
                                                                 from 1997-1998.
------------------------------------------------------------------------------------------------------------------------------------


1. Each Officer may be contacted in writing to the Officer c/o SEI Investments, One Freedom Valley Drive, Oaks,PA 19456.


For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386.

Disclosure of Fund Expenses (unaudited)


All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the fund, and the "Ending Account Value" number is derived from deducting that expense cost from the fund's gross investment return.

You can use this information, together with the actual amount you invested in the fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your fund under "Expenses Paid During Period".

o HYPOTHETICAL 5% RETURN. This section helps you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your fund's comparative cost by comparing the hypothetical result for your fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

                                       43



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

Disclosure of Fund Expenses (unaudited)

Note: Because the return is set at 5% for comparison purposes -- NOT your fund's actual return -- the account values shown may not apply to your specific investment.


                                    BEGINNING    ENDING                    EXPENSES
                                     ACCOUNT     ACCOUNT       ANNUALIZED    PAID
                                      VALUE       VALUE          EXPENSE    DURING
                                     4/30/04     10/31/04         RATIOS    PERIOD*
---------------------------------------------------------------------------------------------------------------------------
White Oak Growth Stock Fund
---------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return               $1,000.00    $ 948.90           1.08%    $5.29
   Hypothetical Fund Return          1,000.00    1,019.71           1.08      5.48
---------------------------------------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund
---------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                1,000.00    1,027.50           1.14      5.81
   Hypothetical Fund Return          1,000.00    1,019.41           1.14      5.79
---------------------------------------------------------------------------------------------------------------------------
Red Oak Technology Select Fund
---------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                1,000.00    1,014.50           1.15      5.82
   Hypothetical Fund Return          1,000.00    1,019.36           1.15      5.84
---------------------------------------------------------------------------------------------------------------------------
Black Oak Emerging Technology Fund
---------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                1,000.00    1,045.20           1.15      5.91
   Hypothetical Fund Return          1,000.00    1,019.36           1.15      5.84
---------------------------------------------------------------------------------------------------------------------------
Live Oak Health Sciences Fund
---------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                1,000.00      901.60           1.15      5.50
   Hypothetical Fund Return          1,000.00    1,019.36           1.15      5.84
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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                                       48
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By Mail          Oak Associates Funds
                 P.O. Box 219441
                 Kansas City, MO 64121-9441

By Telephone     1-888-462-5386

On The Web       www.oakfunds.com

                 Click on the My Oak Account
                 section to take advantage of
                 these features:

                 o Trade online

                 o Access and Update Account Information

                 o Go Paperless with E-Delivery



The Funds' Forms N-Q will be available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-462-5386; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

[LOGO OMITTED]

1-888-462-5386
P.O. Box 219441
Kansas City, MO 64121-9441
www.oakfunds.com

OAK-F-022-12000

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, the principal financial officer, controller or principal accounting officer, and any other person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert on the audit committee.

(a)(2) The audit committee financial expert is Stanford Phelps. He is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2004                                                   2003
------------------ ----------------------------------------------------- -----------------------------------------------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit
        Fees(1)        72,500             N/A               N/A                66,500            N/A               N/A
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-
        Related
        Fees           N/A                N/A               N/A                N/A               N/A               N/A
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees       N/A                N/A               N/A                N/A               N/A               N/A
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All
        Other
        Fees           N/A                N/A               N/A                N/A               N/A               N/A
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                   2004             2003
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                0%                0%
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                Tax Fees                          0%                0%
                ---------------------------- ----------------- ----------------
                ---------------------------- ----------------- ----------------
                All Other Fees                    0%                0%
                ---------------------------- ----------------- ----------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2004 and 2003, respectively.

(h) Not Applicable.


Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.   Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Oak Associates Funds


By (Signature and Title)*                           /s/ William E. White
                                                    ---------------------------
                                                    William E. White, President

Date December 28, 2004





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                           /s/ William E. White
                                                    ---------------------------
                                                    William E. White, President


Date December 28, 2004


By (Signature and Title)*                /s/ Jennifer E. Spratley
                                         --------------------------------------
                                         Jennifer E. Spratley, Controller & CFO


Date December 28, 2004

* Print the name and title of each signing officer under his or her signature.